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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported): December 23, 1997

                               WEST MARINE, INC.
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(Exact name of registrant as specified in its Securities)


Delaware                            0-22515                   77-035-5502
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(State or other jurisdiction      (Commission                (IRS Employer
    of incorporation)              File Number)            Identification No.)


500 Westridge Drive, Watsonville, California 95076-4100
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(Address of principal executive office)


Registrant's Telephone number, including area code: (408) 728-2700
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                                      N/A
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(Former name or former address if changed since last Report)




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Item 5: Other Events
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     On December 23, 1997, Registrant's wholly owned subsidiary, West Marine
Finance Company, Inc., a California corporation, offered and sold to five accredited investors pursuant to the provisions of Rule 506 of Regulation D of the Securities and Exchange Commission, Forty Million Dollars ($40,000,000) of its unsecured 6.85% Senior Guaranteed Notes due December 23, 2004 ("the Notes).

     A specimen of the Note Purchase Agreement used to effect the sale of the Notes is attached as Exhibit A hereto.

     A specimen of the Form of Note issued and sold is attached as Exhibit I to the Note Purchase Agreement, Exhibit A hereto.

     By Guaranty Agreement dated as of December 23, 1997, Registrant unconditionally guarantees to the holders of the Notes the full and prompt payment of principal and interest due under the Notes.

     By Guaranty Agreement dated as of December 23, 1997, each of Registrant's remaining subsidiaries, being West Marine Products, Inc., a California corporation; E&B Marine, Inc., a Delaware corporation; E&B Marine Supply, Inc., a New Jersey corporation; E&B Marine Supply, Inc., a Maryland corporation; E&B Marine Supply (Florida), Inc., a Delaware corporation; James Bliss & Company, Inc., a Massachusetts corporation; Goldbergs' Marine Distributors, Inc., a Delaware corporation; Central Marine Supply, Inc., a New Jersey corporation; Central Marine Supply (Florida), Inc., a Delaware corporation; Sea Ranger Marine, Inc., a Delaware corporation; Krista Corporation, a Delaware corporation; West Marine LBC, Inc., a California corporation; West Marine IHC I, Inc., a California corporation; West Marine IHC II, Inc., a California corporation; E&B Marine LBC, Inc., a California corporation; E&B Marine IHC I, Inc., a California corporation; E&B Marine IHC II, Inc., a California corporation; West Marine FSC, Inc., a Barbados corporation and W. Marine Management Company, Inc., a California corporation (collectively the "Subsidiary Guarantors") similarly, guarantee to the holders of the Notes, the full and prompt payment of principal and interest due under the Notes.



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Item 7: Financial Statements, Proforma Financial Information and Exhibits
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     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits

          Exhibit A - Form of Note Purchase Agreement dated as of
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          December 23, 1997, together with specimen form of 6.85% Senior
          Guaranteed Note due December 23, 2004.


                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WEST MARINE, INC.,
                              a Delaware corporation


                              /s/ JOHN C. ZOTT
                              ________________
Date:  January 7, 1998        JOHN C. ZOTT
                              Its Senior Vice President,
                              Finance & Chief Financial Officer

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